TriCo Bancshares to Expand With Merger of Valley Republic Bancorp Investor Presentation July 27, 2021 Bakersfield, CA

Safe Harbor Statement Forward Looking Statements This investor presentation may contain forward-looking statements regarding TriCo Bancshares (“TCBK” or “TriCo”), including its wholly owned subsidiary Tri Counties Bank, Valley Republic Bancorp (“VLLX”), including its wholly owned subsidiary Valley Republic Bank (“VRB”), and the proposed merger of VLLX with and into TriCo. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the agreement and plan of merger and reorganization between TriCo and VLLX; the outcome of legal proceedings that may be instituted against TriCo or VLLX; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of VLLX’s operations with those of TriCo will be materially delayed or will be more costly or difficult than expected; the inability to complete the merger in a timely manner; the inability to complete the merger due to the failure of VLLX’s shareholders to adopt the merger agreement or other reasons; the failure to satisfy any other conditions to completion of the merger, including receipt of required regulatory and other approvals; diversion of management’s attention from ongoing business operations and opportunities; deteriorations in loan quality, whether as a result of the expiration of loan deferrals related to the COVID-19 pandemic or otherwise; circumstances related to the COVID-19 pandemic, including uncertainty, volatility and changes in financial, real estate and other markets and disruption to banking and other financial activities; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on TriCo’s, VLLX’s or the combined company’s respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated or that the combined company will not achieve anticipated earnings accretion or cost savings, including as a result of unexpected factors or events; the risks of expanding into new markets; and general competitive, economic, political and market conditions and fluctuations. Annualized, pro forma, projected and estimated numbers in the investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, TriCo, Tri Counties Bank, VLLX and VRB undertake no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Further information regarding TriCo and factors which could affect the forward-looking statements contained herein can be found in TriCo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its other filings with the SEC. Additional Information About the Merger and Where to Find It This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, TriCo will file a registration statement on form S-4 with the SEC. The registration statement will contain a proxy statement/prospectus to be distributed to the shareholders of VLLX in connection with their vote on the acquisition. Shareholders of VLLX are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of VLLX. Investors and security holders will be able to obtain those documents, and any other documents TriCo has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by TriCo will be available free of charge by (1) accessing TriCo’s website at www.tcbk.com under the “Investor Relations” link and then under the heading “SEC Filings,” and (2) writing TriCo at 63 Constitution Drive, Chico, CA 95973, Attention: Shareholder Services. The information on TriCo’s website is not, and shall not be deemed to be, a part of this document or incorporated into other filings it makes with the SEC. Participants in Solicitation TriCo and VLLX and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of VLLX in connection with the merger. Information about the directors and executive officers of TriCo is set forth in the proxy statement for TriCo’s 2021 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 16, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. Investor Presentation | Page 2

Strategic Rationale Investor Presentation | Page 3 Strategic Expansion  Strategic expansion of TriCo’s existing Central Valley franchise: – Positions TriCo as the leading community bank across Northern California and the San Joaquin Valley – Pro forma company ranks 4th in the Bakersfield MSA by total deposit market share and 1st among community banks – Increases TriCo’s total loans in Bakersfield from $665M to $1.5B Focus on Revenue and Growth  Enhances both franchises in terms of growth, talent and market position: – Central focus on revenue and growth initiatives with low reliance on cost savings – Leading Bakersfield presence and regional expertise provides an additional engine to leverage TriCo’s low-cost funding and liquidity to drive loan growth – Expansion in Central Valley builds upon TriCo’s recent Northern California acquisitions, extending its broader California footprint Loan and Deposit Diversification  Diversifies pro forma loan and deposit composition: – Complementary commercial lending verticals; increases C&I capacity and reduces pro forma CRE exposure – Strong core deposit funding with 96% core deposits and 40% noninterest-bearing demand deposits Cultural Fit  Compelling cultural fit as both leadership teams are committed to maximizing shareholder return, providing exceptional client service, and creating strong relationships with their local communities: – Retention of local leadership with a proven track record of driving growth in the Bakersfield market – TriCo is a disciplined acquirer with an experienced management team and proven ability to execute and integrate Financially Compelling  Aggregate Merger Consideration1: $165.6M  Purchase Price Per Share: $38.15  Price / TBV: 1.57x  Price / LTM Earnings Per Share: 10.9x  Price / 2021e Earnings Per Share: 11.1x  2022e Earnings Per Share Accretion2: 5.5%  2023e Earnings Per Share Accretion2: 5.9%  TBV Dilution | Earnback: (1.6%) | 2.0 years  Internal Rate of Return: >15%  Robust Pro Forma Capital Ratios 1. Based on TriCo’s stock price of $40.16 as of 7/26/2021 and 4,239,779 Valley shares outstanding, 79,750 options outstanding with a weighted average strike price of $26.53, and 77,337 RSUs. 2. Based on conservative cost savings assumptions of 17.0% of Valley’s noninterest expense.

Valley Republic Bancorp (VLLX) Overview  Valley Republic Bancorp (VLLX) is the bank holding company for Valley Republic Bank, which provides banking services to individuals, small businesses, and middle-market companies  VLLX operates out of 4 full service branches in Bakersfield and Delano, as well as a loan production office in Fresno  Branch-lite, efficient operating model  Headquarters: Bakersfield, CA  Year Founded: 2009 Investor Presentation | Page 4 Branch Locations Company Overview GAAP Financial Highlights • Branch Locations (4) • Loan Production Office (1) FY 2019 FY 2020 Q1 2021 Q2 2021 BALANCE SHEET Total Assets ($M) 939 1,236 1,350 1,366 Gross Loans ($M) 625 849 988 904 PPP Loans ($M) - 178 247 171 Total Deposits ($M) 829 1,084 1,198 1,212 Gross Loans / Deposits (%) 75.4 78.4 82.5 74.6 Loan Loss Reserves / Gross Loans (%) 1.34 1.25 1.11 1.23 TCE / TA (%) 8.26 7.70 7.14 7.55 INCOME STATEMENT Net Income ($M) 9.7 12.5 3.7 4.6 ROAA (%) 1.13 1.12 1.15 1.34 ROATCE (%) 13.3 14.5 15.5 18.5 Efficiency Ratio (%) 56.8 47.9 44.2 40.8 Yield on Loans1 (%) 5.00 4.23 4.03 4.39 Cost of Deposits (%) 0.84 0.26 0.14 0.15 Source: S&P Global, and company earnings releases. 1. Includes interest and fees on PPP loans.

Pro Forma Company Overview Source: S&P Global, FactSet and FDIC Summary of Deposits. *TriCo’s Irvine, Pasadena, and San Diego LPOs not shown. 1. Pro forma financial metrics as of 6/30/2021 assume purchase accounting adjustments and other assumptions as highlighted on pages 8 and 9. 2. Deposit market share data as of 6/30/2020. Investor Presentation | Page 5 Expansive Northern and Central California Footprint • TCBK Branches (70) • TCBK LPOs* (7) • VLLX Branches (4) • VLLX LPOs (1) Pro Forma Financial Highlights 1 Top 5 MSAs by Pro Forma Deposits 2 $9.6 bn Total Assets $5.8 bn Gross Loans $8.2 bn Total Deposits 8.8% TCE / TA 12.5% CET1 Ratio 15.3% TRBC Ratio 1 Chico, CA $1.3bn 22.1% Market Deposits Market Share 2 Bakersfield, CA $1.1bn 10.8% 3 San Francisco-Oakland-Berkeley, CA $1.1bn 0.2% 4 Redding, CA $1.0bn 26.3% 5 Sacramento-Roseville-Folsom, CA $0.5bn 0.8% Creating California’s Premier Community Bank

Market-Leading Growth Profile

Valley Republic Loan Growth since 2015



Loan (excl. PPP) CAGR: 16%
$321
$321
$390
$390
$448
$448
$522
$522
$625
$625
$849
$177
$672
$904
$171
$733
2015
2016
2017
2018
2019
2020
Q2 2021
Gross Loans HFI (excl. PPP) ($M)
PPP Loans ($M)

Valley Republic Deposit Growth since 2015



Deposit CAGR: 20%
$435
$519
$603
$704
$829
$1,084
$1,212
2015
2016
2017
2018
2019
2020
Q2 2021
Total Deposits ($M)

Bakersfield MSA Deposit Market Share Rankings

As of 6/30/2015

Deposit Rank	Company	Branches (#)	Deposits ($M)	Deposit Market Share (%)
1	Wells Fargo & Co.	11	1,589.1	22.1
2	Bank of America Corp.	12	1,483.2	20.6
3	JPMorgan Chase & Co.	12	757.1	10.5
4	Mechanics Bank	5	551.6	7.7
5	CVB Financial Corp.	4	494.3	6.9
6	Valley Republic Bancorp	2	422.7	5.9
7	Mitsubishi UFJ Financial Group Inc.	6	400.6	5.6
8	Mission Bancorp	5	297.2	4.1
9	PacWest Bancorp	1	277.1	3.9
10	Sierra Bancorp	6	240.9	3.4
11	Citigroup Inc.	2	208.6	2.9
12	BNP Paribas SA	2	154.9	2.2
13	Westamerica Bancorp.	4	120.6	1.7
14	United Security Bancshares	2	74.3	1.0
15	TriCo Bancshares	1	43.3	0.6
16	Zions Bancorp. NA	1	29.6	0.4
17	U.S. Bancorp	1	23.6	0.3
18	The PNC Financial Services Group Inc.	1	21.7	0.3
19	Dickinson Financial Corp. II	1	6.0	0.1
	Market Total	79	7,196.5	100.0

As of 6/30/2020

Deposit Rank	Company	Branches (#)	Deposits ($M)	Deposit Market Share (%)	5 Year Deposit CAGR (%)	5 Year Deposit CAGR Rank
1	Wells Fargo & Co.	12	2,292.0	22.2	7.6	7
2	Bank of America Corp.	12	1,956.3	19.0	5.7	14
3	JPMorgan Chase & Co.	12	1,524.4	14.8	15.0	3
4	Valley Republic Bancorp	4	1,060.4	10.3	20.2	1
5	Mission Bancorp	5	648.7	6.3	16.9	2
6	Mitsubishi UFJ Financial Group Inc.	6	592.6	5.8	8.1	6
7	CVB Financial Corp.	4	482.0	4.7	(0.5)	17
8	Mechanics Bank	5	466.2	4.5	(3.3)	18
9	Sierra Bancorp	7	322.9	3.1	6.0	10
10	Citigroup Inc.	2	224.0	2.2	1.4	16
11	BNP Paribas SA	2	205.6	2.0	5.8	12
12	Westamerica Bancorp.	4	159.5	1.6	5.8	13
13	PacWest Bancorp	1	96.0	0.9	(19.1)	19
14	United Security Bancshares	2	88.7	0.9	3.6	15
15	TriCo Bancshares	1	73.3	0.7	11.1	4
16	Zions Bancorp. NA	1	48.4	0.5	10.3	5
17	U.S. Bancorp	1	31.4	0.3	5.9	11
18	The PNC Financial Services Group Inc.	1	31.2	0.3	7.5	8
19	Dickinson Financial Corp. II	1	8.4	0.1	7.0	9
	Market Total	83	10,312.0	100.0	7.5	

trico bancshares

Investor Presentation | Page 6

Source: S&P Global and FDIC Summary of Deposits.

San Joaquin Valley Market Highlights

- This transaction provides TCBK with a leading presence across the San Joaquin Valley markets[1]
- The combined company ranks 7th by deposit market share in the San Joaquin Valley as of June 30, 2020

Select Market Highlights

Bakersfield, CA

$1.5B in pro forma loans

- Top 3 MSA in CA for multifamily construction starts since COVID
- 16.6% increase in GDP from 2016 – 2019 (compared to 14.3% nationwide, 11.2% statewide)
- Strong demand for housing, evidenced by 5-year record in housing permits and 16-year record in median housing price
- Projected net demand of ~1 million sq. ft. of retail/restaurant space, ~1 million sq. ft. of office space, and ~6 million sq. ft. of industrial space by 2035 in excess of currently ongoing projects

Fresno, CA

$378M in pro forma loans

- 8.8% population growth from 2010 – 2021 (compared to 7.2% nationwide, 6.7% statewide)
- Over 39% increase in residential rent prices since 2017, including a 12% increase since the pandemic (compared to decreases in other major metropolitan markets in California)
- Multi-billion dollar investment into Fresno and surrounding areas brought by the California High Speed Rail, the nation's first high-speed rail project

Major Employers in the San Joaquin Valley

AERA Great Todays Better Tomorrows

ARMSTRONG Flight Research Center

Bolthouse Farms

Chevron

Community Medical Centers

Dignity Health

KernMedical

PELCO

SUN-MAID

trico bancshares

Investor Presentation | Page 7

Source: S&P Global, FDIC Summary of Deposits, Bakersfield.com, St. Louis Federal Reserve Economic Data (FRED), First Tuesday Journal, Bakersfield City Economic & Community Development Report, Fresno County Economic Development Corporation.

1. The San Joaquin Valley includes the Fresno, Visalia, and Bakersfield MSAs.

Transaction Summary Investor Presentation | Page 8 Fixed Exchange Ratio  0.95 TCBK shares issued for each VLLX common share outstanding Consideration Mix  100% stock for common shares outstanding and restricted stock units  In-the-money VLLX options will receive cash consideration Pro Forma Ownership  88% TCBK | 12% VLLX Leadership Retention  Geraud Smith (age: 46) will continue leading the combined Fresno and Bakersfield business under TCBK Due Diligence  Completed, including extensive review of over 85% of the loan portfolio and on-site management meetings Required Approvals  VLLX’s shareholder approval and customary regulatory approvals Expected Closing  Q4 2021

Transaction Assumptions Investor Presentation | Page 9 Earnings Estimates  TCBK’s earnings estimates per street consensus  VLLX’s earnings estimates per internal projections Cost Savings / Other Earnings Adjustments  Estimated $3.5 million of pre-tax run-rate savings, or 17.0% of VLLX’s 2022e noninterest expense (excluding amortization of intangibles) – Phased in 75% in 2022, and 100% thereafter  Revenue synergies identified but not modeled Transaction Expenses  Pre-tax one-time merger costs of $10.4 million (6.3% of deal value) Fair Market Value Adjustments  Total gross loan mark of $16.9 million, or 2.31% of VLLX’s gross loans excl. PPP loans (1.5x reserves) – $6.3 million, or 37% of the total mark, allocated to purchase credit deteriorated (PCD) loans – $10.6 million, or 63% of the total mark, allocated to non-PCD loans, recorded as a net of loan discount; amortized into earnings over 5 years using sum-of-the-years-digits accelerated method – Establishment of new allowance for credit losses, equal to 1.00x non-PCD mark  Positive loan interest rate mark of $4.0 million; amortized sum-of-the-years digits over 5 years  Subordinated debt write-up of $2.2 million; amortized straight-line over the period from transaction close to the call date (weighted average of 3 years) Core Deposit Intangible  Core deposit intangible of $5.9 million, or 0.50% of non-time deposits, amortized sum-of-the-years-digits over 10 years

Financial Impact & Pricing Market data as of 7/26/2021. 1. Aggregate merger consideration based on TriCo’s stock price of $40.16 as of 7/26/2021 and 4,239,779 Valley shares outstanding, 79,750 options outstanding with a weighted average strike price of $26.53, and 77,337 RSUs. 2. Financial impact metrics assume purchase accounting adjustments and other assumptions as highlighted on pages 8 and 9. Investor Presentation | Page 10 $165.6M Aggregate Merger Consideration1 $38.15 Purchase Price Per Share Financial Impact 2Valuation Metrics 1.57x Price / Tangible Book Value per Share 10.9x Price / LTM Earnings per Share 11.1x Price / 2021e Earnings per Share 5.3% Core Deposit Premium 13.2% One-Day Market Premium 5.5% 2022e Earnings per Share Accretion 5.9% 2023e Earnings per Share Accretion (1.6%) Tangible Book Value Dilution 2.0 yrs Tangible Book Value Earnback >15% Internal Rate of Return

Appendix Investor Presentation | Page 11

Pro Forma Loan & Deposit Composition

TCBK	VLLX	Pro Forma[1]

Loan Portfolio Composition:


Commercial & Industrial (excl. PPP) 4%
PPP Loans 5%
Construction & Land Dev. 4%
Agriculture 1%
Res. RE, Consumer, & Other 21%
$4.9B
Commercial Real Estate[2] 65%

Yield on Loans (excl. PPP): 4.93%
Yield on Total Loans : 4.86%


Construction & Land Dev. 8%
Agriculture 2%
PPP Loans 19%
$0.9B
Commercial & Industrial (excl. PPP) 16%
Res. RE, Consumer, & Other 7%
Commercial[2] Real Estate 48%

Yield on Loans (excl. PPP): 4.49%
Yield on Total Loans : 4.39%


Commercial & Industrial (excl. PPP) 6%
PPP Loans 7%
Construction & Land Dev. 5%
Agriculture 1%
Res. RE, Consumer, & Other 19%
$5.8B
Commercial Real Estate[2] 62%

Yield on Loans (excl. PPP): 4.87%
Yield on Total Loans : 4.78%

Deposit Portfolio Composition:


Time Deposits 5%
Noninterest-Bearing Demand 41%
$7.0B
Savings Deposits 33%
Interest-bearing Demand 21%

Cost of Total Deposits: 0.05%
Loans / Deposits: 70.7%


Time Deposits 3%
Noninterest-Bearing Demand 34%
$1.2B
Savings Deposits 38%
Interest-bearing Demand 25%

Cost of Total Deposits: 0.15%
Loans / Deposits: 74.6%


Time Deposits 4%
Noninterest-Bearing Demand 40%
$8.2B
Savings Deposits 34%
Interest-bearing Demand 22%

Cost of Total Deposits: 0.06%
Loans / Deposits: 71.3%

trico bancshares

Loan and deposit composition as of 6/30/2021.
1. Excludes purchase accounting adjustments.
2. Includes multifamily and real estate.

Investor Presentation | Page 12

Disciplined Acquirer with Proven Ability to Execute and Integrate Investor Presentation | Page 13 Total Assets ($M) $2,190 $2,556 $2,609 $2,744 $3,916 $4,221 $4,518 $4,761 $6,352 $6,471 $7,640 $8,170 $9,537 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q2 Pro Forma Organic Assets Granite Community Bank N.A.* $100M Citizens Bank of Northern California* $270M North Valley Bancorp $931M 3 Bank of America Branches $164M FNB Bancorp $1,307M Valley Republic Bancorp $1,366M Source: S&P Global. *Indicates FDIC-assisted acquisition. Pro Forma CAGR Since 2010: 15.0% Acquired Assets